MANAGEMENT, ACQUISITION AND SERVICING AGREEMENT



	Agreement made this 10th day of October, 1996 by and between Arizona Life Insurance Company (hereinafter "ARIZONA LIFE"), an
Arizona corporation with principal administrative offices at 8601
W. Emerald Street, Suite 150, Boise, Idaho 83704, and Metropolitan Mortgage & Securities Co., Inc. (hereinafter "METROPOLITAN"), a Washington corporation with its principal office at W. 929 Sprague Ave., Spokane, Washington 99204, (also hereinafter referred to jointly as the "Parties".)
	WITNESSETH
	WHEREAS, METROPOLITAN engages in the business of purchasing
and servicing receivables, and maintains subsidiaries, internal
staff, and operations to support such activities, and; 	WHEREAS,
ARIZONA LIFE also engages in the business of investing in
receivables, but ARIZONA LIFE does not maintain internal staff or operations to support the purchasing and servicing of receivables, and;
	WHEREAS, METROPOLITAN has the personnel, systems and
expertise to provide to ARIZONA LIFE general support services, receivable acquisition services and receivable collection and management services, and;
	WHEREAS, ARIZONA LIFE desires to obtain from Metropolitan general support services, receivable acquisition services and account receivable and management services;
	NOW THEREFORE, for the foregoing reasons and in consideration of the mutual promises, covenants and agreements set forth herein, the parties promise, covenant and agree as follows:
I.  REPRESENTATIONS AND WARRANTIES OF METROPOLITAN:
METROPOLITAN REPRESENTS AND WARRANTS TO ARIZONA LIFE THAT:
	1.	METROPOLITAN is a corporation duly organized, validly
existing and in good standing under the laws of the State of
Washington.
	2.	METROPOLITAN is licensed, or qualified, and in good
standing in each of the states where the laws require licensing or qualification in order to conduct METROPOLITAN'S receivable acquisition, collection and management activities, or METROPOLITAN is exempt under applicable law from such licensing or
qualification.
	3.	The consummation of the transactions contemplated
herein have been validly authorized and all requisite corporate action has been taken by METROPOLITAN to make this agreement binding upon METROPOLITAN in accordance with its terms.
	4.	The consummation of the transactions contemplated by
this agreement are in the ordinary course of business of
METROPOLITAN.
	5.	The execution and delivery of this agreement, the
servicing of receivables by METROPOLITAN, the other services and transactions contemplated hereby, and the fulfillment of and compliance with the terms and conditions of this agreement, will not conflict with or result in a breach of any of the terms of METROPOLITAN's articles of incorporation, bylaws or any other agreement, instrument, law, regulation, rule, order, or judgment to which METROPOLITAN is now a party or by which it is bound. METROPOLITAN is not subject to any agreement, instrument, law, regulation, rule, order or judgment which would impair the ability of ARIZONA LIFE to collect its receivables or impair the value of ARIZONA LIFE'S receivables.
	6.	METROPOLITAN does not believe, nor does it have any
reason or cause to believe, that it cannot perform each and every covenant contained in this agreement.
	7.	There is no action, suit, proceeding or investigation
pending or threatened against METROPOLITAN which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of METROPOLITAN, or in any material impairment of the right or ability of METROPOLITAN to carry on its business substantially as now conducted, or which would draw into question the validity of this agreement or of any action taken or to be taken in connection with the obligations of METROPOLITAN contemplated herein, or which would be likely to impair materially the ability of METROPOLITAN to perform under the terms of this agreement.
	8.	No consent, approval, authorization or order of any
court or governmental agency or body is required for
METROPOLITAN'S execution, delivery and performance of or
compliance with this agreement.
	9.	The receivables acquisition practices, receivable
collection practices and other services provided hereunder shall each be conducted in accordance with generally accepted business practices in all respects, as applicable to each respective activity.
II. REPRESENTATIONS AND WARRANTIES OF ARIZONA LIFE
ARIZONA LIFE REPRESENTS AND WARRANTS TO METROPOLITAN THAT:
	1.	ARIZONA LIFE  is a corporation duly organized, validly
existing and in good standing under the laws of the State of
Arizona.
	2.	ARIZONA LIFE is licensed or qualified, and in good
standing in each of the states where the laws require licensing or qualification in order to hold and enforce the terms of its receivables and conduct its business,  or ARIZONA LIFE is exempt under applicable law from such licensing or qualification.
	3.	The consummation of the transactions contemplated
herein have been validly authorized and all requisite corporate action has been taken by ARIZONA LIFE to make this agreement binding upon ARIZONA LIFE in accordance with its terms.
	4.	The consummation of the transactions contemplated by
this agreement are in the ordinary course of business of ARIZONA
LIFE.
	5.	The execution and delivery of this agreement, the
fulfillment of and compliance with the terms and conditions of this agreement, will not conflict with or result in a breach of any of the terms  of ARIZONA LIFE'S articles of incorporation, bylaws or any other agreement, instrument, law, regulation, rule, order, or judgment to which ARIZONA LIFE is a party, by which it is bound or its property is subject, which would impair the
ability of METROPOLITAN to service and collect the receivables in accordance with the terms of this Agreement.
	6.	 ARIZONA LIFE does not believe, nor does it have any
reason or cause to believe, that it cannot perform each and every covenant contained in this agreement.
	7.	There is no action, suit or proceeding or investigation
pending or threatened against ARIZONA LIFE which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of ARIZONA LIFE, or in any material impairment of the right or ability of ARIZONA LIFE  to carry on its business substantially as now conducted, or which would draw into question the validity of this agreement or of any action taken or to be taken in connection with the obligations of ARIZONA
LIFE contemplated herein, or which would be likely to impair materially the ability of ARIZONA LIFE to perform under the terms of this agreement.
III. GENERAL SUPPORT SERVICES:
1.	DESCRIPTION OF SERVICES
	a.	Administrative Support Services:
	METROPOLITAN shall provide ARIZONA LIFE administrative
support services including but not limited to Human
Resources, Information Systems, Art & Advertising,
Accounting, legal, check processing, and cashiering services.
Such services shall not include third party administrator
services, as that term is defined under the laws of the State of Arizona.
	b.	Financial Services:
	METROPOLITAN shall provide financial advice and securities portfolio management services to ARIZONA LIFE pursuant to the investment policies and guidelines of ARIZONA LIFE, as set
forth in Exhibit A.   Such guidelines may be changed and
amended at any time and from time to time at the sole
discretion of ARIZONA LIFE.
2.	FEES FOR GENERAL SUPPORT SERVICES
	ARIZONA LIFE will pay METROPOLITAN monthly fees for General Support Services provided by METROPOLITAN to ARIZONA LIFE. Fees for General Support Services shall be determined by mutual
agreement of the parties.
IV. RECEIVABLE ACQUISITION SERVICES
1.	GENERAL DUTIES AND AUTHORITY
	METROPOLITAN shall provide receivable acquisition services to ARIZONA LIFE which shall be performed substantially in compliance with the following:
	a.	METROPOLITAN shall secure opportunities for ARIZONA
LIFE to purchase receivables through the use of
METROPOLITAN's branch office system, industry contacts and
the other methods developed by METROPOLITAN for its own
receivable purchases.
	b.	In reviewing the receivables offered to ARIZONA LIFE,
METROPOLITAN shall review, among other things, the receivable loan to value ratio, security value, security condition,
payment record, payor's credit, collateral title reports and legal documents, taking into account the investment
guidelines provided by ARIZONA LIFE.
	c.	METROPOLITAN or its agent, shall close the receivable
purchase in a manner and using practices which are consistent with industry standards for the location where the receivable is closed.
	d.	Loans resulting from financing that may be provided by
METROPOLITAN as a means to induce the purchase of property
(e.g. for the financing of repossession resales or other
seller financing) may be placed in ARIZONA LIFE's receivable portfolio if such receivables are consistent with ARIZONA
LIFE's investment guidelines, as set forth in Exhibit A.
	e.	METROPOLITAN shall prepare and maintain such books,
records, computer systems and procedures as shall be required and necessary to maintain control over the day to day
activities regarding offers to purchase and closing of
receivable purchases.
	f.	METROPOLITAN shall furnish to ARIZONA LIFE such
periodic, special or other reports or information as
requested by ARIZONA LIFE including reports of total
receivables purchased, closing periods and closing costs.
All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and
directions which ARIZONA LIFE may give.
	g.	METROPOLITAN may carry out any other activity or
procedure, which in METROPOLITAN's discretion, is necessary
or appropriate in connection with the acquisition and closing of the receivables for the benefit of ARIZONA LIFE.
2.	RECEIVABLE ACQUISITION YIELD REQUIREMENT:
	ARIZONA LIFE shall purchase receivables from METROPOLITAN at the yield requirement established by ARIZONA LIFE. Such yield requirement may be changed by ARIZONA LIFE at any time and from time to time in its sole discretion. Such changes will apply prospectively for all acquisitions made subsequent to the change.
3.	RIGHT TO REJECT.
	ARIZONA LIFE shall have the right at anytime to review the receivables acquired pursuant to this agreement and to reject any receivables which in ARIZONA LIFE's opinion are not consistent with its investment guidelines as such guidelines existed at the time of the acquisition.  Any receivables not rejected within three months of acquisition are deemed accepted.  Any receivable which is rejected shall be purchased by Metropolitan at its face amount or such other amount as agreed to by the parties.
V. RECEIVABLE COLLECTION AND MANAGEMENT SERVICES
1.	SERVICING:
	METROPOLITAN or its agents shall perform collection and management services for ARIZONA LIFE substantially in compliance with the following:
	a.	Hold and safe keep all original receivable documents
and files.
	b.	Prepare and maintain such books, records, computer
systems and procedures as shall be required and necessary to maintain control over the day to day activities regarding the collection and enforcement of the rights, obligations and performance of each receivable subject to this agreement.
	c.	Furnish to ARIZONA LIFE such periodic, special, or
other reports, documents or information as requested by
ARIZONA LIFE including, but not limited to, cash receipt
reports, aging of all receivables balances on a contractual
basis, and itemizations of unearned or deferred income all in accordance with generally accepted accounting and statutory accounting principles.  All such reports, documents or
information shall be provided by and in accordance with all
reasonable instructions and directions which ARIZONA LIFE may give.
	d.	METROPOLITAN shall manage the receipt of receivable
payments substantially as follows:
		i.	Deposit all monies received from the receivable
payors into a general collection account maintained by
METROPOLITAN, or its agent, which account may contain
other monies and funds which may be held for others.
Within a reasonable time the amounts collected and
deposited on behalf of ARIZONA LIFE shall be
transferred to an account designated by ARIZONA LIFE.
		ii.	For the purposes of this subparagraph d,
reasonable time shall mean two to three business days,
unless extraordinary circumstances beyond
METROPOLITAN'S control, such as computer failure, makes
such time frame unreasonable, in which case the
reasonable time shall be two to three days following
elimination of the circumstances causing the delay.
 	e.	Accept and remit to appropriate parties any amounts
designated as reserves for the payment of real estate taxes, insurance premiums or similar items as may be provided by the receivable documents;
	f.	Monitor the tax, insurance and other payments required
to be paid directly by receivable payor to third parties, or collect from the receivable payors and remit to the
appropriate third parties any amounts due for any taxes
imposed upon the real estate securing any receivable, any
insurance premiums and any other sums required to be paid by the receivable payor pursuant to the terms of any receivable.
Any funds so collected by METROPOLITAN or subsidiaries shall be held in escrow if required by the receivable documents or applicable regulations, or METROPOLITAN shall pay such sums
to ARIZONA LIFE as provided in Paragraph V.1.d. hereinabove. METROPOLITAN shall pay out such monies to such taxing authorities or other parties or persons as shall be
authorized to receive such payments.
	g.	Implement routine collection procedures (including
telephone calls and the preparation and mailing of written
notices) as METROPOLITAN may, in its discretion, deem to be
reasonable or appropriate and in accordance with its
customary practice and procedure in the servicing of its own accounts, on delinquent receivables;
	h.	When appropriate, in METROPOLITAN's discretion,
METROPOLITAN or its agent may undertake any legal action,
whether judicial or non-judicial, to enforce the payment of
any sums due or other performance required by the terms of
any receivable documents or to foreclose upon or forfeit any real estate or other security securing a receivable.
	i.	Whenever METROPOLITAN shall commence suit to enforce
the terms of a receivable which is subject to this agreement, METROPOLITAN shall be deemed to be the authorized legal agent and representative of ARIZONA LIFE in any court of law in any federal, state, or commonwealth, or other court of competent jurisdiction, and to so act, without receiving any other prior authority of ARIZONA LIFE, to enforce, sue, settle,
compromise, and/or collect such monies and recover any and
all such real estate security which shall be the subject of
any receivable.  Any such action may be maintained in the
name of "ARIZONA LIFE" or "METROPOLITAN", at METROPOLITAN's
discretion.
	j.	Carry out any other activity or procedure which, in
METROPOLITAN'S discretion, is necessary or appropriate in
connection with the maintenance and enforcement of the
receivables for the benefit of ARIZONA LIFE.
2.	COOPERATION BY ARIZONA LIFE
	ARIZONA LIFE agrees to cooperate with METROPOLITAN in the enforcement of all receivables, make personnel available to METROPOLITAN and cause such personnel to execute documents, and to make such documents, records, papers, or other items of evidence available as needed to assist METROPOLITAN in the collection and servicing of the receivables subject to this agreement.
3.	RECEIVABLE COLLECTION AND MANAGEMENT SERVICES FEES
	ARIZONA LIFE agrees to compensate METROPOLITAN for its duties performed hereunder in the following manner and amounts:
	a.	ARIZONA LIFE agrees to pay in addition to any
applicable taxes a monthly management and servicing fee. Such sum shall be due whether or not a receivable is in default.
The Receivable Collection and Management Services Fee shall
be determined by mutual agreement of the parties.
	b.	In addition, ARIZONA LIFE shall reimburse METROPOLITAN
for all outside attorney costs and all third party fees and
charges which may be incurred in performance of the
collections services.
	c.	ARIZONA LIFE agrees that as additional compensation to
METROPOLITAN for such management and collection efforts that METROPOLITAN shall be entitled to retain any and all late charges, extension charges, and any other charges or costs
imposed upon a delinquent obligor that do not relate to
changing the terms or conditions of the loan to effect a
restructuring or otherwise.
VI. GENERAL TERMS AND CONDITIONS
1.	ADJUSTMENTS TO FEES
	METROPOLITAN may, from time to time, change the method for determining any or all of the fees charged pursuant to this agreement so long as the new method conforms with the intent of the parties, is reasonable and reflects changes in market rates and/or the cost for providing such services.
2.	REVIEW OF FEES
	ARIZONA LIFE shall have the right at any time to review the method for determining the fees charged pursuant to this
Agreement. If, in ARIZONA LIFE's opinion, any fee is unacceptable ARIZONA LIFE may request a review by the officers of ARIZONA LIFE and METROPOLITAN, who shall use their best efforts to resolve any objection in consideration of the best interests of both parties.
3.	NON-EXCLUSIVITY OF AGREEMENT
	a.	This agreement is non-exclusive.  ARIZONA LIFE reserves
the right and privilege to employ and engage, from time to
time, any other entity or person to perform any of the
services which are the subject of this agreement, or may
itself perform any such services.  Such actions by ARIZONA
LIFE shall not be construed as an event of termination of
this agreement.
	b.	ARIZONA LIFE may withdraw any receivable at any time
from those being serviced pursuant to this agreement, which
action shall not be a breach or termination of this
agreement.
4.	DELEGATION
	METROPOLITAN may utilize, delegate to or subcontract with any of its subsidiaries, divisions, affiliates or third parties in connection with its performance of the terms of this agreement, in full or in part, as deemed appropriate at Metropolitan's
discretion.
5.	RIGHT TO EXAMINE METROPOLITAN'S RECORDS
	ARIZONA LIFE shall have the right to examine and audit any
and all of the books, records, or other information of
METROPOLITAN, with respect to or concerning this agreement or the receivables during business hours or at such other times as may be reasonable under applicable circumstances.
6.	EVENT OF DEFAULT
	The following shall be construed as an event of default:
	a.	The failure by METROPOLITAN to deliver any and all
monies received by METROPOLITAN which METROPOLITAN is
obligated to pay to ARIZONA LIFE pursuant to the terms of
this agreement;
	b.	The failure by ARIZONA LIFE to deliver any sums
required to be paid to METROPOLITAN pursuant to the terms of this agreement.
	c.	The failure of either party to perform in accordance
with the terms and conditions of this agreement to the extent that such failure to perform shall constitute a material
breach of a term or condition of this agreement.
	d.	In the event that METROPOLITAN shall file bankruptcy or
otherwise be determined to be insolvent, this agreement may
be terminated by ARIZONA LIFE and ARIZONA LIFE may take
immediate steps to employ another entity to collect and
service the receivables then being serviced by METROPOLITAN.
7.	TERM AND TERMINATION
	a.	The term of this Agreement shall be monthly.  It shall
automatically renew each month unless terminated by either
party as set forth below.
	b.	Either party may terminate this agreement by providing
written notice of termination to the other party, in which
event this agreement shall terminate immediately upon receipt of such notice or at such later date as provided in said
notice.
	c.	In the event of a default as defined in paragraph VI.6.
hereinabove, the non-defaulting party may, in lieu of
immediately terminating this agreement, provide written
notice of default to the defaulting party, which notice shall set forth the time-period for cure, which shall be no less
than ten (10) days from receipt of the notice by the
defaulting party.  If the breaching party does not cure the
default within the time period set forth in the notice, this agreement shall terminate upon expiration of said time
period.
8.  NOTICE
	Notice under this agreement shall be in writing, and
delivered by hand, receipt acknowledged, or delivered by
registered certified United States mail, return receipt requested, and if refused, by regular United States mail, addressed to the parties as stated below:
	a.	ATTN:  PRESIDENT
		METROPOLITAN MORTGAGE & SECURITIES CO., INC.
		W. 929 Sprague Ave.
		Spokane, WA 99204.

	b.	ATTN:  PRESIDENT
		ARIZONA LIFE INSURANCE COMPANY
		8601 Emerald, Suite 150
		Boise ID 83704

9.  BINDING EFFECT
	This agreement sets forth the entire agreement between the parties, and shall be binding upon all successors and assigns of both of the parties hereto, and shall be construed under the laws of the State of Washington.
10.  CONTROL, RESPONSIBILITY AND CUSTODY
 	ARIZONA LIFE retains the ultimate control and responsibility
for all functions delegated.   ARIZONA LIFE retains the ownership
and custody of all its general corporate accounts and records.
11.  ASSIGMENT
	This Agreement shall not be assignable by either party.

	This agreement is executed the day, month, and year first
above written by the duly authorized officers of each party.
METROPOLITAN MORTGAGE &		ARIZONA LIFE INSURANCE COMPANY
SECURITIES CO., INC.


By:    /S/ C. PAUL SANDIFUR, JR.	By: /S/ M. DAVID GORTON
       C. Paul Sandifur, Jr.		M. David Gorton
       President				Vice President


Attest /S/ SUSAN THOMSON			Attest /S/ TOM TURNER
       Susan Thomson				Tom Turner
       Secretary/Treasurer		Secretary


Exhibit A

Arizona Life Insurance Company

Investment Guidelines


	ADDENDUM TO MANAGEMENT, ACQUISITION AND SERVICING AGREEMENT

	BETWEEN

	ARIZONA LIFE INSURANCE COMPANY

	AND

	METROPOLITAN MORTGAGE & SECURITIES CO., INC.


DATE OF ORIGINAL AGREEMENT:	October 10, 1996

DATE OF THIS ADDENDUM:		October 10, 1996

ADDENDUM NUMBER:			1


1.	FEES FOR GENERAL SUPPORT SERVICES
	a.	Administrative Support Fees:
		i.	ARIZONA LIFE will pay METROPOLITAN  a monthly fee
for general office services provided by METROPOLITAN to
ARIZONA LIFE.  It is the intent of the parties hereto
that the Administrative Support Fees be calculated at a
fair and equitable rate that reflects the actual cost
of the services.
		ii.	METROPOLITAN has developed and shall continue to
maintain a cost-allocation system designed to measure
the activity of the general support services
departments used by both parties, to provide a basis
for allocation of the costs generated by those
departments to be allocated to ARIZONA LIFE.  The cost
allocation system shall be expressed in terms of labor
hours, machine hours, square footage, and/or other
appropriate measures. The cost allocation system will
be used to support charges found in the market place
for comparable services and may be used as an
approximation for market charges when the market cost
for such services cannot be determined and as agreed to
by the parties.  The current fee schedule, which
approximates actual costs, is set forth in Exhibit A.
	b.	Financial Services Fees:
		i.	ARIZONA LIFE shall pay to METROPOLITAN an agreed
amount to METROPOLITAN for METROPOLITAN providing
financial consultation and advice, and for managing
ARIZONA LIFE's investment portfolio.
		ii. The financial consultation and advice, when
provided, shall be charged at a fee negotiated by the
parties in each instance and based upon the expertise
and hours required to provide the service.  The current
fee schedule, which approximates actual costs is set
forth in Exhibit A.
2.	RECEIVABLE COLLECTION AND MANAGEMENT FEES
	ARIZONA LIFE agrees to compensate METROPOLITAN for its duties performed hereunder in the following manner and amounts:
	a.	ARIZONA LIFE agrees to pay in addition to any
applicable taxes, a monthly management and servicing fee. Such sum shall be due whether or not a receivable is in default. The fee shall be calculated based on an approximation of the cost to provide the services, which currently is $12 per month per receivable outstanding as of each month end. Such fee is payable or subject to settlement through offset as of the 10th day following each month end.

METROPOLITAN MORTGAGE &			ARIZONA LIFE INSURANCE COMPANY
SECURITIES CO., INC.


By:    /S/ C. PAUL SANDIFUR, JR.	By: /S/ M. DAVID GORTON
       C. Paul Sandifur, Jr.		M. David Gorton
       President				Vice President


Attest /S/ SUSAN THOMSON			Attest /S/ TOM TURNER
       Susan Thomson				Tom Turner
       Assistant Secretary		Secretar


EXHIBIT A


	Administrative
	Fees

Accounting	$  250

Data Processing 	 250

G & A	   250

Shared System Amortization	   250

		$1,000

The financial consultation and advice, when provided, shall be charged at a fee of .5% per annum of the average monthly balance managed.